MERRILL LYNCH RETIREMENT PLUSSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement dated July 3, 2024

To the

Prospectus dated May 1, 2024

Effective on or about August 1, 2024 based on changes to the underlying portfolios, the Appendix—Portfolio Companies Available Under the Policy is revised to reflect the following change to the Federated Hermes Kaufmann Fund II:

Current Portfolio Investment Advisor	New Investment Advisor
Federated Equity Management Company of Pennsylvania	Federated Global Investment Management Corp.

There is no change to the portfolio’s investment objective.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.